Fees Summary	Sep. 24, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,040,000.00
Previously Paid Amount	1,347.28
Total Fee Amount	1,384.02
Total Offset Amount	0.00
Net Fee	$ 36.74